Exhibit 99.1

Letter of Transmittal

to Tender for Exchange

8.125%/8.875% Senior PIK Toggle Notes due 2018

of

TransUnion Holding Company, Inc.

Pursuant to the Prospectus Dated     , 2013

The exchange offer and withdrawal rights will expire at 5:00 p.m., New York City time, on                     , 2013, unless extended (the “expiration date”).

The exchange agent for the exchange offer is:

Wells Fargo Bank, National Association

By registered mail or certified mail:	By regular mail or overnight courier:	By hand:
Wells Fargo Bank, National Association MAC—N9303-121 Corporate Trust Operations P.O. Box 1517 Minneapolis, MN 55480-1517	Wells Fargo Bank, National Association MAC—N9303-121 Corporate Trust Operations Sixth Street & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, National Association Northstar East Building— 12th floor Corporate Trust Services 608 Second Avenue South Minneapolis, Minnesota 55402

Facsimile (eligible institutions only): (612) 667-6282

Telephone inquiries: (800) 344-5128

Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery of this letter of transmittal. Delivery of documents to The Depository Trust Company does not constitute delivery to the exchange agent.

The undersigned hereby acknowledges receipt of the prospectus, dated     , 2013, of Trans Union Holding Company, Inc., a Delaware corporation (the “Issuer”), which, together with this letter of transmittal, constitute the Issuer’s offer to exchange up to $400,000,000 aggregate principal amount of its new 8.125%/8.875% Senior PIK Toggle Notes due 2018 (the “exchange notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for any and all of its outstanding unregistered 8.125%/8.875% Senior PIK Toggle Notes due 2018 (the “outstanding notes”). Outstanding notes may be tendered in a principal amount of $2,000 and integral multiples of $1.00 in excess thereof.

If you desire to exchange your outstanding notes for an equal aggregate principal amount at maturity of exchange notes, you must validly tender (and not validly withdraw) your existing notes to the exchange agent prior to the expiration date.

You must sign this letter of transmittal where indicated below. Please read the instructions set forth below carefully before completing this letter of transmittal.

You must complete this letter of transmittal if:

•	you are forwarding certificates representing the Issuer’s outstanding notes with this letter; or

•	unless an agent’s message is used, you are tendering such notes by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the prospectus under the heading “Exchange Offer—Procedures for Tendering.”

You must complete, execute and deliver this letter of transmittal to indicate the action you desire to take with respect to the exchange offer.

If you are tendering your outstanding notes by book-entry transfer to the exchange agent’s account at DTC, you may execute the tender though the DTC Automated Tender Offer Program (“ATOP”), for which the exchange offer is eligible. DTC participants that are tendering outstanding notes pursuant to the exchange offer must transmit their acceptance through ATOP to DTC, which will edit and verify the acceptance and send an agent’s message to the exchange agent for its acceptance.

In order to properly complete this letter of transmittal, you must:

•	complete the box entitled “Description of Outstanding Notes;”

•	if appropriate, check and complete the boxes relating to guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions;

•	sign the letter of transmittal; and

•	complete an IRS Form W-9 (or, if applicable, an appropriate IRS Form W-8).

If you desire to tender outstanding notes pursuant to the exchange offer and:

•	certificates representing such notes are not immediately available;

•	time will not permit this letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date; or

•	the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed on or prior to the expiration date, you may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if you follow the guaranteed delivery procedures described in the prospectus under “Exchange Offer—Guaranteed Delivery Procedures.”

See Instruction 1 below.

Please read the entire letter of transmittal, including the instructions, and the prospectus carefully before completing this letter of transmittal or checking any box below. You must follow the instructions included with this letter of transmittal. Please direct questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal, the Notice of Guaranteed Delivery and related documents to Wells Fargo Bank, National Association, at the address and telephone number set forth on the cover page of this letter of transmittal. See Instruction 11 below.

List below the outstanding notes to which this letter of transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts at maturity on a separately executed schedule and affix the schedule to this letter of transmittal. Tenders of outstanding notes will be accepted only in principal amounts at maturity equal to $2,000 or integral multiples of $1.00 in excess thereof.

Description of Outstanding Notes
Name(s) and address(es) of registered holder(s) (please fill in)	Series and certificate number(s)*	Aggregate principal amount at maturity represented**	Principal amount at maturity tendered**

Total principal amount at maturity of outstanding notes
* Need not be completed if you are delivering by book-entry transfer (see below).

**     Unless otherwise indicated in the column “Principal Amount at Maturity Tendered” and subject to the terms and conditions of the exchange offer, you will be deemed to have tendered the entire aggregate principal amount at maturity represented by each note listed above and delivered to the exchange agent. See Instruction 4.

Please read this entire letter of transmittal carefully before completing the boxes below

☐	Check here if you are enclosing certificates for tendered outstanding notes with this letter of transmittal.

☐	Check here if you are delivering tendered outstanding notes by book-entry transfer made to the account maintained by the exchange agent with DTC and complete the following:

Name of tendering institution:

Account number with DTC:

Transaction code number:

☐	Check here and enclose a photocopy of the Notice of Guaranteed Delivery if you are delivering tendered outstanding notes pursuant to a Notice of Guaranteed Delivery previously sent to the exchange agent and complete the following:

Name(s) of registered holder(s):

Window ticket number(s) (if any):

Date of execution of the Notice of Guaranteed Delivery:

Name of eligible institution that guaranteed delivery:

If delivered by book-entry transfer, complete the following:

Name of tendering institution:

Account number at DTC:

Transaction code number:

☐	Please fill in your name and address below if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 additional copies of any amendments or supplements thereto.

Name:

Address:

Area code and telephone number:

Note: signatures must be provided below

Please read the accompanying instructions carefully

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to Trans Union Holding Company, Inc., a Delaware corporation (the “Issuer”), the principal amount at maturity of the Issuer’s 8.125%/8.875% Senior PIK Toggle Notes due 2018 (the “outstanding notes”) described above. Subject to, and effective upon, the acceptance for exchange of the outstanding notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such outstanding notes.

The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Issuer and as trustee under the indenture relating to the outstanding notes) with respect to such tendered outstanding notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates representing such tendered outstanding notes, or transfer ownership of such notes, on the account books maintained by The Depository Trust Company (“DTC”), and to deliver, in each case, all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the exchange agent, as the undersigned’s agent, of the exchange notes to which the undersigned is entitled upon the acceptance by the Issuer of such outstanding notes for exchange pursuant to the exchange offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such outstanding notes, all in accordance with the terms and conditions of the exchange offer, and (3) present such outstanding notes for transfer, and transfer such outstanding notes, on the relevant security register.

The undersigned hereby represents and warrants that the undersigned (1) owns the outstanding notes tendered and is entitled to tender such notes, and (2) has full power and authority to tender, sell, exchange, assign and transfer the outstanding notes and to acquire exchange notes issuable upon the exchange of such tendered outstanding notes, and that, when the same are accepted for exchange, the Issuer will acquire good, marketable and unencumbered title to the tendered outstanding notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Issuer to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered outstanding notes or to transfer ownership of such notes on the account books maintained by DTC. The undersigned has read and agrees to all of the terms of the exchange offer, as described in the prospectus and this letter of transmittal.

The undersigned understands that tenders of the outstanding notes pursuant to any one of the procedures described in the prospectus under the caption “Exchange Offer—Procedures for Tendering” and in the instructions to this letter of transmittal will, upon the Issuer’s acceptance of the outstanding notes for exchange, constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the exchange offer.

The exchange offer is subject to the conditions set forth in the prospectus under the caption “Exchange Offer—Conditions.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer) as more particularly set forth in the prospectus, the Issuer may not be required to exchange any of the outstanding notes tendered by this letter of transmittal and, in such event, the outstanding notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

Unless a box under the heading “Special Issuance Instructions” is checked, by tendering outstanding notes and executing this letter of transmittal, the undersigned hereby represents and warrants that:

(1) the undersigned or any beneficial owner of the outstanding notes is acquiring the exchange notes in the ordinary course of business of the undersigned (or such other beneficial owner);

(2) at the time of the commencement of the exchange offer, neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution, within the meaning of the Securities Act, of the exchange notes in violation of the Securities Act;

(3) at the time of the commencement of the exchange offer, neither the undersigned nor any beneficial owner has an arrangement or understanding with any person to participate in a distribution, within the meaning of the Securities Act, of the exchange notes in violation of the Securities Act;

(4) neither the undersigned nor any beneficial owner is an “affiliate,” as such term is defined under Rule 405 promulgated under the Securities Act, of the Issuer (and upon request by the Issuer, the undersigned or such beneficial owner will deliver to the Issuer a legal opinion confirming it is not such an affiliate);

(5) the undersigned and each beneficial owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or is participating in the exchange offer for the purpose of distributing the exchange notes, must comply with the registration and delivery requirements of the Securities Act in connection with a secondary resale transaction of the exchange notes or interests therein acquired by such person and cannot rely on the position of the staff of the Securities and Exchange Commission (the “SEC”) set forth in certain no-action letters;

(6) neither the undersigned nor any beneficial owner is a broker-dealer tendering outstanding notes acquired from the Issuer for the account of such broker-dealer; and

(7) the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

The undersigned may, if and only if unable to make all of the representations and warranties contained in clauses (1)-(7) above, elect to have its outstanding notes registered in the shelf registration described in the Exchange and Registration Rights Agreement, dated as of November 1, 2012, by and among the Issuer, Goldman, Sachs & Co. and Deutsche Bank Securities Inc., as representatives of the Purchasers named therein, in the form filed as an exhibit to the registration statement of which the prospectus is a part (the “Registration Rights Agreement”). Such election may be made by checking a box under “Special Issuance Instructions” below. By making such election, the undersigned agrees, as a holder of restricted securities participating in a shelf registration, to indemnify and hold harmless the Issuer and all other Electing Holders (as defined therein) and/or Market Makers of Registrable Securities (each as defined therein) included in such shelf registration statement against any losses, claims, damages or liabilities under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (1) an untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such outstanding notes or the prospectus or in any amendment thereof or supplement thereto or (2) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein based on information relating to the undersigned furnished to the Issuer in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

If the undersigned is not a broker-dealer, the undersigned represents that it acquired the exchange notes in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of exchange notes and it has no arrangements or understandings with any person to participate in a distribution of the exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for outstanding notes, it represents that the outstanding notes were acquired as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such exchange notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. If the undersigned is a broker-dealer and outstanding notes held for its own account were not acquired as a result of market-making or other trading activities, such outstanding notes cannot be exchanged pursuant to the exchange offer.

All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

Tendered outstanding notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on                     , 2013, or on such later date or time to which the Issuer may extend the exchange offer.

Unless otherwise indicated herein under the box entitled “Special Issuance Instructions” below, exchange notes, and outstanding notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, exchange notes, and outstanding notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of exchange notes, the exchange agent will credit the account maintained by DTC with any outstanding notes not tendered. The undersigned recognizes that the Issuer has no obligation pursuant to the “Special Issuance Instructions” to transfer any outstanding notes from the name of the registered holder thereof if the Issuer does not accept for exchange any of the principal amount at maturity of such outstanding notes so tendered.

The exchange notes will bear interest from the date of original issuance of the outstanding notes or, if interest has already been paid on the outstanding notes, from the date interest was most recently paid. Interest on the outstanding notes accepted for exchange will cease to accrue upon the issuance of the exchange notes.

Please sign here

(to be completed by all tendering holders of outstanding notes)

This letter of transmittal must be signed by the registered holder(s) of outstanding notes exactly as their name(s) appear(s) on certificate(s) for outstanding notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal, including such opinions of counsel, certifications and other information as may be required by the Issuer or the trustee for the outstanding notes to comply with the restrictions on transfer applicable to the outstanding notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the exchange agent of such person’s authority to so act. See Instruction 5 below. If the signature appearing below is not of the registered holder(s) of the outstanding notes, then the registered holder(s) must sign a valid power of attorney.

X
X

Signature(s) of holder(s) or authorized signatory

Dated:

Name(s):

Capacity:

Address:

(Zip code)

Area code and telephone no.:

Guarantee of Signature(s)

(If required—see Instructions 2 and 5 below)

Certain signatures must be guaranteed by a signature guarantor

(Name of signature guarantor guaranteeing signatures)

(Address (including zip code) and telephone number (including area code) of firm)

(Authorized signature)

(Printed name)

(Title)

Dated:

Special Issuance Instructions

(See Instructions 4 through 7)

To be completed ONLY if (1) certificates for outstanding notes in a principal amount at maturity not tendered are to be issued in the name of, or exchange notes issued pursuant to the exchange offer are to be issued in the name of, someone other than the person or persons whose name(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Outstanding Notes” within this letter of transmittal, (2) outstanding notes not tendered, but represented by certificates tendered by this letter of transmittal, are to be returned by credit to an account maintained at DTC other than the account indicated above or (3) exchange notes issued pursuant to the exchange offer are to be issued by book-entry transfer to an account maintained at DTC other than the account indicated above.

Issue:
☐	exchange notes, to:
☐	outstanding notes, to:

Name(s)

Address

Telephone number:

(Tax Identification or Social Security Number)

DTC account number:

Special Delivery Instructions

(See Instructions 4 Through 7)

To be completed ONLY if certificates for outstanding notes in a principal amount at maturity not tendered, or exchange notes, are to be sent to someone other than the person or persons whose name(s) appear(s) within this letter of transmittal to an address different from that shown in the box entitled “Description of Outstanding Notes” within this letter of transmittal.

Deliver:
☐	exchange notes, to:
☐	outstanding notes, to:

Name(s)

Address

Telephone number:

(Tax Identification or Social Security Number)

Is this a permanent address change? (check one box)

☐  Yes    ☐   No

Instructions to Letter of Transmittal

(Forming part of the terms and conditions of the exchange offer)

1.    Delivery of this letter of transmittal and outstanding notes.    This letter of transmittal is to be completed by holders of outstanding notes if certificates representing such outstanding notes are to be forwarded herewith, or, unless an agent’s message is used, if tender is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the prospectus under “Exchange Offer—Procedures for Tendering”. For a holder to properly tender outstanding notes pursuant to the exchange offer, a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent’s message in the case of a book entry transfer, must be received by the exchange agent at its address set forth herein on or prior to the expiration date, and either (1) certificates representing such outstanding notes must be received by the exchange agent at its address, or (2) such outstanding notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under “Exchange Offer—Procedures for Tendering” and a book-entry confirmation must be received by the exchange agent on or prior to the expiration date. A holder who desires to tender outstanding notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose outstanding notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

The method of delivery of this letter of transmittal, the outstanding notes and all other required documents to the exchange agent is at the election and sole risk of the holder and delivery will be deemed to be made only when actually received by the exchange agent. Instead of delivery by mail, holders should use an overnight or hand delivery service. In all cases, holders should allow for sufficient time to ensure delivery to the exchange agent before the expiration of the exchange offer and proper insurance should be obtained. Holders may request their broker, dealer, commercial bank, trust company or nominee to effect these transactions for such holder. Holders should not send any outstanding note, letter of transmittal or other required document to the Issuer. If an agent’s message is used, tenders of such notes are to be made pursuant to the procedures set forth in the prospectus under the heading “Exchange Offer—Procedures for Tendering.”

If a holder desires to tender outstanding notes pursuant to the exchange offer and (1) certificates representing such outstanding notes are not immediately available, (2) time will not permit such holder’s letter of transmittal, certificates representing such outstanding notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent’s message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such outstanding notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures set forth in the prospectus under “Exchange Offer—Guaranteed Delivery Procedures” are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined below), (2) prior to the expiration date, the exchange agent receives from an eligible guarantor institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Issuer herewith, by facsimile transmission, mail or hand delivery and (3) the properly completed and executed letter of transmittal or facsimile thereof, with any required signature guarantees and any other documents required by the letter of transmittal, as well as the certificate(s) representing all tendered outstanding notes in proper form for transfer or confirmation of book-entry transfer of the outstanding notes into the exchange agent’s account at DTC as described in the prospectus, and all other documents required by the letter of transmittal are received by the exchange agent within three New York Stock Exchange, Inc. trading days after the expiration date.

As used herein and in the prospectus, an “eligible guarantor institution” is an “eligible guarantor institution” meeting the requirements of the registrar for the notes, which requirements include membership or participation in the Securities Transfer Agents Medallion Program, or STAMP, or such other “signature guarantee program” as may be determined by the registrar for the notes in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

2.    Guarantee of signatures.    Signatures on this letter of transmittal must be guaranteed by a member of or participant in STAMP, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program or by an eligible guarantor institution unless the outstanding notes tendered hereby are tendered (1) by a registered holder of outstanding notes (or by a participant in DTC whose name appears on a security position listing as the owner of such outstanding notes) who has signed this letter of transmittal and who has not completed any of the boxes entitled “Special Issuance Instructions” or “Special Delivery Instructions,” on the letter of transmittal, or (2) for the account of an eligible guarantor institution. If the outstanding notes are registered in the name of a person other than the signer of the letter of transmittal or if outstanding notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if outstanding notes not tendered are to be sent to someone other than the registered holder, then the signature on this letter of transmittal accompanying the tendered outstanding notes must be guaranteed as described above. Beneficial owners whose outstanding notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender outstanding notes. See “Exchange Offer—Procedures for Tendering” in the prospectus.

3.    Withdrawal of tenders.    Tenders of outstanding notes may be withdrawn at any time on or prior to the expiration date. For a withdrawal of tendered outstanding notes to be effective, a notice of withdrawal must be received by the exchange agent on or prior to the expiration date at its address set forth on the cover of this letter of transmittal or a holder must comply with the appropriate procedures of DTC’s ATOP. Any such notice of withdrawal must be in writing and (1) specify the name of the person who tendered the outstanding notes to be withdrawn, (2) identify the outstanding notes to be withdrawn, including the certificate number(s) and principal amount of the outstanding notes, or, in the case of outstanding notes transferred by book-entry transfer, the name and number of the account at DTC to be credited (3) be signed by the holder of such outstanding notes in the same manner as the original signature on the letter of transmittal by which such outstanding notes were tendered, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee with respect to the outstanding notes register the transfer of the outstanding notes into the name of the person withdrawing the tender and (4) specify the name in which any such outstanding notes are to be registered, if different from that of the person depositing the outstanding notes to be withdrawn. If the outstanding notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon written notice of such withdrawal even if physical release is not yet effected.

All questions as to the validity, form and eligibility, including time of receipt, of such withdrawal notices will be determined by the Issuer, which determination shall be final and binding on all parties. Any outstanding notes so withdrawn will be deemed not to have been validly tendered for purposes of the exchange offer and no exchange notes will be issued with respect thereto unless the outstanding notes so withdrawn are validly retendered. Any outstanding notes that have been tendered but that are not accepted for exchange will be returned to the holder without cost to the holder promptly after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn outstanding notes may be retendered by following one of the procedures described in the prospectus under the caption “Exchange Offer—Procedures for Tendering” at any time prior to the expiration date.

Neither the Issuer, any affiliates of the Issuer, the exchange agent nor any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

4.    Partial tenders.    Tenders of outstanding notes pursuant to the exchange offer will be accepted only in principal amounts at maturity equal to $2,000 or integral multiples of $1.00 in excess thereof. If less than the entire principal amount at maturity of any outstanding notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount at maturity tendered in the last column of the box entitled “Description of Outstanding Notes” herein. The entire principal amount at maturity represented by the certificates for all outstanding notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount at maturity of all outstanding notes held by the holder is not tendered, new certificates for the principal amount at maturity of outstanding notes not tendered and exchange notes issued in exchange for any outstanding notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this letter of transmittal (see Instruction 6), as soon as practicable following the expiration date.

5.    Signature on this letter of transmittal; bond powers and endorsements; guarantee of signatures.    If this letter of transmittal is signed by the registered holder(s) of the outstanding notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this letter of transmittal is signed by a participant in DTC whose name is shown as the owner of the outstanding notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the outstanding notes.

If any of the outstanding notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If any tendered outstanding notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

If this letter of transmittal is signed by the holder, and the certificates for any principal amount at maturity of outstanding notes not tendered are to be issued (or if any principal amount at maturity of outstanding notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and exchange notes exchanged for outstanding notes in connection with the exchange offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered outstanding notes nor provide a separate bond power. In any other case (including if this letter of transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for outstanding notes tendered or transmit a separate properly completed bond power with this letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such outstanding notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of outstanding notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution, and must also be accompanied by such opinions of counsel, certifications and other information as the Issuer or the trustee for the outstanding notes may require in accordance with the restrictions on transfer applicable to the outstanding notes. See Instruction 2.

Endorsements on certificates for outstanding notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this letter of transmittal must be guaranteed by an eligible institution. See Instruction 2.

If this letter of transmittal or any certificates representing outstanding notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the exchange agent, in its sole discretion, of their authority so to act must be submitted with this letter of transmittal.

6.    Special issuance and special delivery instructions.    Tendering holders should indicate in the applicable box or boxes the name and address to which outstanding notes for principal amounts at maturity not tendered or exchange notes exchanged for outstanding notes in connection with the exchange offer are to be issued or sent, if different from the name and address of the holder signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated.

Holders tendering by book-entry transfer may request that outstanding notes not exchanged be credited to such accounted maintained at DTC as such holder may designate. If no instructions are given, outstanding notes not tendered will be returned to the registered holder of the outstanding notes tendered. For holders of outstanding notes tendered by book-entry transfer, outstanding notes not tendered will be returned by crediting the account at DTC designated above.

7. Taxpayer identification number; Internal Revenue Service (“IRS”) Form W-9 and Form W-8. U.S. persons should use the Form W-9. If you are a foreign person (or a domestic disregarded entity that has a foreign owner), do not use the Form W-9. Instead use the appropriate Form W-8.

Under the U.S. federal income tax laws, reportable payments that may be made by the Issuer with respect to the exchange offer may be subject to backup withholding (currently at a rate of 28%). In order to avoid such backup withholding, the Issuer or the exchange agent must have received a complete executed substitute or Form W-9 from each tendering holder (or other payee) that is a U.S. person.

If a Form W-9 has not previously been provided, a U.S. person should complete and sign the Form W-9 included at the end of this letter of transmittal, provide the correct taxpayer identification number (“TIN”) or indicate that such holder is awaiting a TIN, and certify, under penalties of perjury, that

(a)	the TIN provided is correct or that such holder is awaiting a TIN;

(b)	that the holder is not subject to backup withholding because

(i)	the holder is exempt from backup withholding;

(ii)	the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends; or

(iii)	the IRS has notified the holder that the holder is no longer subject to backup withholding; and

(c)	the holder is a U.S. person (including a U.S. resident alien).

If a holder has been notified by the IRS that it is subject to backup withholding, it must cross out item (2) of Part II in the Certification box of the Form W-9, unless such holder has since been notified by the IRS that it is no longer subject to backup withholding. In general, if a holder is an individual, the TIN is the social security number of such individual. If the exchange agent or the Issuer are not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the IRS in addition to backup withholding.

The holder (other than a foreign holder, as described below) is required to give the TIN (e.g. the social security number or employer identification number) of the person who will be the record holder of the exchange notes. If such holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write “Applied For” in the space provided for the TIN in Part I of the Form W-9 and sign and date the Form W-9. If “Applied For” is written in Part I, the Issuer or the exchange agent may begin and continue backup withholding during the sixty-day period following the date of the Form W-9. In such case, if the holder furnishes the Issuer or the exchange agent with his or her TIN within sixty days after the date of the Form W-9, the Issuer or the exchange agent shall remit such amounts withheld during the sixty-day period to the holder and no further amounts shall be withheld from payments made to the holder thereafter. However, if the holder fails to furnish the Issuer or the exchange agent with his or her TIN within such sixty-day period, the Issuer or the exchange agent shall remit such previously withheld amounts to the IRS as backup withholding, and reportable payments made to the holder shall be subject to backup withholding; such withheld amounts shall be remitted to the IRS as backup withholding until the holder furnishes his or her TIN to the Issuer or the exchange agent.

Certain holders (“Exempt Holders”) are not subject to these backup withholding and reporting requirements. To avoid erroneous backup withholding, each Exempt Holder (other than an Exempt Holder that is a foreign person (“Foreign Holder”)) who has not previously provided a Form W-9 should enter the Exempt

Holder’s name, address, status and TIN on the face of the Form W-9 and check the “Exempt Payee” box in the line following the “Business name/disregarded entity name” line on the Form W-9, and sign, date and return the Form W-9 to the exchange agent with this letter of transmittal. See the enclosed Form W-9 for additional instructions. A Foreign Holder should not complete the Form W-9. In order for a Foreign Holder to qualify as an exempt recipient, such holder must have previously provided or submitted a properly completed IRS Form W-8BEN, IRS Form W-8ECI, IRS Form W-8EXP, IRS Form W-8IMY or other applicable IRS form, signed under penalties of perjury, attesting to that person’s exempt status. Such forms can be obtained from the exchange agent.

For further information concerning backup withholding and instructions for completing the Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Form W-9 if the exchange notes are registered in more than one name), consult the enclosed Form W-9. Failure to submit a Form W-9 prior to the exchange will not, by itself, cause outstanding notes to be deemed invalidly tendered for exchange, but may result in a holder being subject to backup withholding on reportable payments made with respect to the exchange offer. Backup withholding is not an additional U.S. federal income tax. Rather, the amount of tax withheld will be allowed as a refund or credit against the U.S. tax liability of a person subject to backup withholding if the required information is timely furnished to the IRS.

8.    Transfer taxes.    Holders who tender their outstanding notes for exchange will not be obligated to pay any transfer taxes on the exchange. If, however, exchange notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the outstanding notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the outstanding notes in connection with the exchange offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

9.    Mutilated, lost, stolen or destroyed outstanding notes.    If any certificate representing outstanding notes has been mutilated, lost, stolen or destroyed, the holder should promptly contact the exchange agent at the address indicated above. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

10.    Irregularities.    All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of outstanding notes pursuant to the procedures described in the prospectus and the form and validity of all documents will be determined by the Issuer, which determination shall be final and binding on all parties. The Issuer reserves the absolute right, in their sole and absolute discretion, to reject any or all tenders of any outstanding notes they determine not to be in proper form or the acceptance of which may, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the absolute right, in their sole discretion subject to applicable law, to waive or amend any of the conditions of the exchange offer for all holders of outstanding notes or to waive any defects or irregularities of tender for any outstanding notes. The Issuer’s interpretations of the terms and conditions of the exchange offer (including, without limitation, the instructions in this letter of transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Issuer shall determine. Each tendering holder, by execution of a letter of transmittal (or a manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender. Tenders of such outstanding notes shall not be deemed to have been made until such irregularities have been cured or waived. Any outstanding notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the expiration date. None of the Issuer, any of its affiliates, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification.

11.    Requests for assistance or additional copies.    Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus, this letter of transmittal and the Notice of Guaranteed Delivery may be directed to the exchange agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

Important:    this letter of transmittal or a facsimile thereof (together with certificates for outstanding notes or a book-entry-confirmation and all other required documents) or a Notice of Guaranteed Delivery must be received by the exchange agent on or prior to 5:00 p.m., New York City time, on the expiration date.

To be completed by all holders that are U.S. persons (including U.S. resident aliens) who have not previously submitted a valid Form W-9. (See Instruction 7)

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above

	Check appropriate box for federal tax classification:	☐	Individual/ sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate	☐	Exempt payee
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)
☐ Other (see instructions)
	Address (number, street, and apt. or suite no.)								Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person	Date

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

•	An individual who is a U.S. citizen or U.S. resident alien,

•	A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

•	An estate (other than a foreign estate), or

•	A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

•	The U.S. owner of a disregarded entity and not the entity,

•	The U.S. grantor or other owner of a grantor trust and not the trust, and

•	The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/ disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/ disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

1 See Form 1099-MISC, Miscellaneous Income, and its instructions.

2 However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Form W-9 (Rev. 12-2011)	Page 4

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

2 Circle the minor’s name and furnish the minor’s SSN.

3 You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

4 List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.